Item 19. Exhibits (b)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the annual report of the Connetic Venture Capital Access Fund (the “Fund”), on Form N-CSR for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Brad Zapp, Principal Executive Officer of the Fund, does hereby certify, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

By:	/s/ Brad Zapp
Brad Zapp
Principal Executive Officer

Date:	December 8, 2025

A signed original of this written statement required by Section 906 has been provided to the Connetic Venture Capital Access Fund and will be retained by the Connetic Venture Capital Access Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the annual report of the Connetic Venture Capital Access Fund (the “Fund”), on Form N-CSR for the period ended September 30, 2025, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Rob Silva, Principal Financial Officer of the Fund, does hereby certify, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Rob Silva
Rob Silva
Principal Financial Officer

Date:	December 8, 2025

A signed original of this written statement required by Section 906 has been provided to the Connetic Venture Capital Access Fund and will be retained by the Connetic Venture Capital Access Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.